Insurance Proceeds	12 Months Ended
Dec. 31, 2017
Unusual or Infrequent Items, or Both [Abstract]
Insurance Proceeds

8) Insurance Proceeds

Raquel Knutsen

In February 2017, the Raquel Knutsen damaged its propeller hub. As a result, the Vessel was off-hire from February 22, 2017 to May 15, 2017 for repairs. Under the Partnership’s loss of hire policies, its insurer will pay the Partnership the hire rate agreed in respect of each vessel for each day, in excess of 14 deductible days, for the time that the Vessel is out of service as a result of damage, for a maximum of 180 days. For the year ended December 31, 2017, the Partnership received payments for loss of hire insurance of $3.4 million which was recorded as a component of total revenues since day rates are recovered under terms of the policy.

In addition, for the year ended December 31, 2017, the Partnership recorded $3.9 million for probable recoveries up to the amount of loss under hull and machinery insurance for the repairs as a result of the propeller hub damage to the Raquel Knutsen. This is classified under vessel operating expense along with cost of the repairs of $4.2 million for the period, resulting in a net expense of $0.3 million. See Note 20—Commitments and Contingencies.

Carmen Knutsen

During the fourth quarter of 2017, the Carmen Knutsen undertook her 5-year special drydocking survey. During dismantling for overhaul, a technical default with her controllable pitch propeller was found. As a result, the Vessel went to a different yard to complete the repair. Repairs were completed and the Vessel was back on hire on January 1, 2018. The additional off-hire and technical costs are subject to an insurance claim. Under its loss of hire insurance policies, the Partnership’s insurer is expected to pay the hire rate agreed in respect of the Carmen Knutsenfor each day in excess of 14 deductible days while the Vessel was off-hire as a result of the repairs of the controllable pitch propeller. For the year ended, the Partnership recorded $1.8 million for loss of hire which was recorded as a component of total revenues since day rates are recovered under terms of the policy.

For the year ended December 31, 2017, the Partnership recorded $2.4 million to vessel operating expense as an estimate of the cost of repairs of the controllable pitch propeller. The Partnership anticipates that the estimated costs of repairs, net of deductible amounts, will be recoverable under the Partnership’s insurance coverage. An insurance claim was filed with the insurance company, however, the amount that is probable of recovery is not yet known. See Note 20—Commitments and Contingencies.